The UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2016

Giga-tronics Incorporated

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-12719 (Commission File No.)	94-2656341 (IRS Employer Identification Number)

4650 Norris Canyon Road, San Ramon, CA	94583
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 328-4650

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01     Notice of Delisting and Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 9, 2016, Giga-tronics Incorporated (the “Company”) received a letter from The NASDAQ Stock Market informing the Company that it is currently in compliance with applicable Listing Rules of Nasdaq. The Company had previously been under a Panel Monitor pursuant to a Panel decision dated February 20, 2015. The Panel has determined to continue the listing of the Company’s securities on The NASDAQ Stock Market and has therefore closed the matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2016	GIGA-TRONICS INCORPORATED

	By:	/s/ Steven D. Lance
Steven D. Lance Vice President of Finance, Chief Financial Officer and Secretary